Subsequent Events	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS [Abstract]
Subsequent Events

NOTE 23 - SUBSEQUENT EVENTS

On February 21, 2017, Navios Holdings has agreed to sell to Navios Partners certain loans previously funded by Navios Holdings to Navios Europe Inc. for $27,000, subject to signing of definitive documentation. Navios Partners may require Navios Holdings, under certain conditions, to repurchase the loans after the third anniversary of the date of the sale based on the then outstanding balance of the loans.
On March 6, 2017, Navios Partners announced the issuance of a new $ 405,000 Term Loan B facility. The Term Loan B facility bears an interest of LIBOR plus 500 basis points and has a three and a half year term. The Term Loan B facility is secured by first priority mortgages covering certain vessels owned by subsidiaries of Navios Partners, in addition to other collateral, and guaranteed by each subsidiary of Navios Partners.
Navios Partners intends to use the net proceeds of the Term Loan B facility to: (i) to refinance the existing Term Loan B; and (ii) to pay fees and expenses related to the term loans. The issuance of the new Term Loan B facility is subject to signing of definitive documentation.
On January 12, 2017, in connection to the sale of the MSC Cristina, Navios Partners fully repaid the outstanding balance of $70,950 of the April 2015 Credit Facility.
On January 12, 2017, Navios Partners fully repaid the outstanding balance of $29,000 of the June 2016 Credit Facility.
In January 2017, Navios Partners agreed to sell the Navios Apollon, a 2000 Ultra-Handymax vessel of 52,073 dwt to an unrelated third party, for a total net sale price of $4,750. Delivery is expected by April 2017.